                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-
     6(E)(2)
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                      John Hancock Variable Series Trust I
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

--------------------------------------------------------------------------------
WE NEED YOUR VOTE!
--------------------------------------------------------------------------------

               Dear Variable Contract Owner,

               The enclosed proxy materials contain information on some important changes that are being proposed for the Earnings Growth Fund, which is part of the John Hancock Variable Series Trust I
               (VST). You have allocated amounts to the Earnings Growth Fund, as one of the investment options under your variable life policy or variable annuity contract.

               After careful consideration, the VST Board of Trustees unanimously approved a recommendation by John Hancock Life Insurance Company to do the following:

          . Terminate the existing sub-investment advisory agreement with Janus Capital Management, LLC.

          . Approve a new sub-investment advisory agreement with Fidelity Management & Research Company ("FMR") and a "sub-sub advisory agreement" between FMR and FMR Co., Inc. ("FMRC"), a wholly-owned subsidiary of FMR. These Fidelity companies provide a sound organization, a solid long-term performance record and a premier reputation for growth within the variable product marketplace.

               The VST Board of Trustees determined that all of the changes are in the best interest of all shareholders and voted to recommend these changes for the Earnings Growth Fund. Your approval is needed to continue these changes. These changes do NOT increase the investment advisory fee that the Fund pays.

               For complete information on these proposed changes, please read the enclosed materials and complete, sign and return your voting instruction card.

               If you have any questions or need additional information, please contact a John Hancock Representative at 1-800-576-2227, Monday through Friday, 8:00 A.M. - 7:00 P.M. ET.

               Sincerely,


               Michele G. Van Leer
               Chairman
               John Hancock Variable Series Trust I

                              EARNINGS GROWTH FUND
                     (FORMERLY, THE "MULTI-CAP GROWTH FUND")

                          A SEPARATE INVESTMENT FUND OF
                      JOHN HANCOCK VARIABLE SERIES TRUST I
                                    ("TRUST")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the Earnings Growth Fund will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston Massachusetts (telephone 1-800-732-5543), at 11:30 A.M., on Thursday, August 28, 2003, to consider and vote upon the following matters:

1.   Proposals to approve, as to the Earnings Growth Fund:

     A. a new Sub-Investment Advisory Agreement among the Trust, John Hancock, and Fidelity Management & Research Company ("FMR"); and

     B. a new Sub-Sub-Investment Advisory Agreement among FMR and FMR Co., Inc. ("FMRC"), a wholly-owned subsidiary of FMR.

2. Any other business that may properly come before the meeting or any adjournment thereof.

As an owner of a variable life insurance policy or a variable annuity contract ("owner") participating in the Earnings Growth Fund as of the close of business on July 16, 2003, you can instruct how shares in the Earnings Growth Fund attributable to you will be voted at the meeting.

                                                 Michele G. Van Leer
                                                 Chairman, Board of Trustees

Boston, Massachusetts
July xx, 2003

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 PROXY STATEMENT

                                     GENERAL

This statement and enclosed form of proxy (voting instructions) are furnished by the management of John Hancock Variable Series Trust I (the "Trust") to request voting instructions for the Special Meeting of shareholders of the Earnings Growth Fund to be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts 02117, on Thursday, August 28, 2003 at 11:30 A.M. Eastern time or at any adjournment(s) thereof (the "Meeting"). Trust management is seeking voting instructions for all shares of the Earnings Growth Fund (the "Fund") of the Trust that are attributable to owners of variable life insurance and variable annuity contracts (together, "Contracts").

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR 2002 AND, WHEN AVAILABLE, THE FUND'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 2003 TO ANY OWNER UPON REQUEST. SUCH REQUEST MAY BE MADE BY MAIL OR BY TELEPHONE, USING THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER SHOWN ON THE COVER OF THIS PROXY STATEMENT.

This statement is first being mailed to Contract owners on approximately August 1, 2003.

                   PROPOSALS 1A and 1B - EARNINGS GROWTH FUND

          APPROVAL OF NEW SUB-INVESTMENT ADVISORY ARRANGEMENTS FOR THE
                              EARNINGS GROWTH FUND

At its March 12, 2003 meeting, the Trust's Board of Trustees ("Board") unanimously approved the retention of Fidelity Management & Research Company ("FMR") to replace Janus Capital Management, LLC ("Janus") as the sub-investment adviser for the Earnings Growth Fund, and the retention of FMR Co., Inc. ("FMRC"), a wholly-owned subsidiary of FMR, as a "sub-sub-adviser" for the Fund. These changes became effective April 7, 2003 under an "interim" agreement with FMR for a period generally limited to 150 days.

Subsequently, at its June 18, 2003 meeting, the Board (a) authorized a shareholder vote to approve a new sub-investment advisory agreement with FMR and a sub-sub-investment advisory agreement with FMRC to replace "interim" agreements with these firms, and (b) recommended that owners approve these agreements.

These proposals are discussed in detail on the following pages.

THE INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

John Hancock Life Insurance Company ("John Hancock") serves as the overall investment manager for the Earnings Growth Fund pursuant to an investment management agreement with the Trust dated March 14, 1996, as amended ("John Hancock Agreement"). As the investment manager, John Hancock advises the Trust in connection with policy decisions of the Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment adviser; and supervises the activities of other providers of services to the Trust. For the services it provides, John Hancock receives compensation from the Earnings Growth Fund at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets, plus .90% of all additional amounts. These are the same rates as the Fund was paying when Janus was the Fund's subadviser.

As the investment manager to the Funds of the Trust, John Hancock from time to time recommends the retention (or termination) of various firms to serve as sub-advisers to one or more Funds. The John Hancock Agreement states that John Hancock is solely responsible for the payment of all fees to sub-advisers. Also, for any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Earnings Growth Fund's average daily net assets, the John Hancock Agreement will continue to provide that John Hancock will reimburse that Fund in an amount equal to such excess. Accordingly, the change in the Earnings Growth Fund's sub-advisory arrangements that you are being asked to approve has no effect on the charges and expense you pay (either directly or indirectly).


PROPOSED SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS

At a meeting on March 12, 2003, the Trust's Board of Trustees ("Board"), upon John Hancock's recommendation, decided that the Fund's sub-investment advisory relationship with Janus should be terminated and that FMR (together with FMRC) should be appointed as successor. The principal reasons for John Hancock's recommendation to replace the Fund's sub-adviser were (i) the departure of the Fund's portfolio manager from Janus and (ii) John Hancock's belief that the Fund's new investment program with FMR (and FMRC) is the most attractive option that is available to the Fund at this time. As Janus did in the past, FMR (through FMRC) will have day-to-day responsibility for deciding what investments to purchase and sell for the Fund and for placing orders for such transactions on behalf of the Fund. FMR and FMRC intend to invest primarily in a mix of common stocks of large U.S. companies that are believed to offer above-average potential for long-term growth, which may be measured by factors such as revenues or earnings.

Under FMR and FMRC, John Hancock anticipates that the Earnings Growth Fund's investment program is anticipated to be more oriented toward "large cap" growth investing and less oriented to "all cap" growth investing (i.e., it will place more emphasis on investing in large "growth" companies instead of "growth" companies of any size). In keeping with the Fund's modified investment program, the Board also changed the name of the Fund from "Multi Cap Growth Fund" to "Earnings Growth Fund" effective May 1, 2003. Also, John Hancock anticipates that the Fund will have less potential exposure to risks inherent in investing in initial public offerings, foreign securities and derivatives.

BASIS FOR THE TRUSTEES' APPROVAL

At its meeting held on March 12, 2003, the Board, including all the Trustees who are not associated with John Hancock (the "Independent Trustees"), unanimously approved the new Sub-Investment Advisory Agreement and Sub-Sub Investment Advisory Agreement, including a modified schedule of sub-investment investment advisory fees to be paid by John Hancock for the Earnings Growth Fund.

In evaluating and approving the new agreements, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock that was relevant to whether the agreements would be in the best interests of the Earnings Growth Fund and the owners of its shares. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's Independent Trustees, met with such counsel prior to the Board meeting and considered what further information it would request of John Hancock.

In making its decision to approve the new agreements, the Board considered factors bearing on the nature, scope and quality of the services provided or to be provided to the Earnings Growth Fund, with a view toward making a business judgment as to whether the proposal was, under all of the circumstances, in the best interest of the Fund and owners of its shares.

The factors that the Trustees considered in selecting FMR and FMRC as, respectively, a new sub-investment adviser and sub-sub-investment adviser for the Earnings Growth Fund included, principally, the following:

..    Fidelity has a strong organization (which includes FMR and FMRC) with experience and significant resources (investment and operations personnel) dedicated to intensive industry-specific fundamental research in large cap growth equity portfolios.

..    FMR and FMRC have a disciplined and well-defined investment process for investing in large cap growth equity securities with a multi-tiered oversight process.

..    Information supplied by John Hancock demonstrates that the Fidelity organization has shown solid and consistent long-term performance record in managing large cap equity portfolios with rigorous performance standards for portfolio managers and analysts,.

..    FMR's favorable reputation and presence in the variable products marketplace (especially where large cap growth investments are concerned) may attract assets to the Fund.

John Hancock previously paid Janus a sub-advisory fee at an annual rate of 0.55% of the first $100 million of the Fund's average daily net assets, 0.50% of the next $400 million and 0.45% for any additional amounts. Under the new Sub-Investment Advisory Agreement with FMR,

John Hancock will pay FMR 0.45% of the first $250 million, 0.42% of the next $500 million and 0.38% for any additional amounts. Under this new agreement with FMR, therefore, sub-advisory fees are lower than they were with Janus. Had the proposed rates been in effect during 2002, John Hancock would have paid $__________ in sub-advisory fees, as compared with the $_____that it actually paid Janus. This would have been a __% decrease. The Board determined, however, that the retention of such additional amount of "spread" by John Hancock is reasonable in light of:

..    The significant commitment of personnel and resources required of John
     Hancock to support the investment management services provided to the Fund, and the sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

..    The continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

..    The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

..    The estimated profits to John Hancock, both under the current investment advisory fee schedule and the proposed new sub-investment advisory fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

..    The appropriateness (including benefits to the Earnings Growth Fund) of
     John Hancock's achieving an adequate level of profitability with respect to the Trust and such products, by retaining an adequate "spread" between the advisory fees received by John Hancock and the sub-advisory fees paid by John Hancock.

..    The relationship of such spread as proposed for the Earnings Growth Fund to
     John Hancock's overall objectives and spreads for other Funds of the Trust.

..    The fact that, if assets of the Earnings Growth Fund increase, the spread retained by John Hancock will decrease (on a percentage basis) somewhat, due to the way that the advisory and sub-advisory fees are structured.

FMR will pay sub-sub-advisory fees to FMRC equal to one half of the sub-advisory fees that FMR receives from John Hancock. All of the fees to FMRC, however, will be paid by FMR, and neither John Hancock nor the Fund will have any responsibility for those fees whatsoever.

The Trustees, at their March 12, 2003 meeting, also were mindful that, apart from the changes and differences discussed above, the terms and structure of the new sub-advisory arrangements for the Fund were essentially comparable to those that the Fund previously had in effect with Janus. Moreover, those arrangements with Janus, and much related information, had very recently been reviewed by the Board in connection with its regular annual evaluation of the Fund's management and sub-advisory arrangements on February 5, 2003. Many of the same considerations, therefore, were also relevant to the Board in connection with their consideration of the Fund's new arrangements with FMR.

In connection with their deliberations, the Trustees and the Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the Securities and Exchange Commission, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts.

Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and the sub-investment advisers, directly or indirectly, provide to the Fund, the costs and expenses to be borne by the Fund and John Hancock, and the benefits accruing to the Fund and John Hancock as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgment, unanimously approved the new sub-investment advisory arrangements as being in the best interests of the Earnings Growth Fund and of owners of its shares.

The Sub-Investment Advisory Agreement and Sub-Sub Investment Advisory Agreement do not impose greater liability or obligations on the Earnings Growth Fund or John Hancock in comparison to the provisions of the previous Sub-Investment Advisory Agreement of the Fund with Janus dated April 3, 2002. That agreement was approved by shareholders of the Fund on March 14, 2002 in connection with a change in ownership of Janus Capital Corporation. (There have been no votes by shareholders of the Fund since then with respect to that Sub-Investment Advisory Agreement.)

OTHER TERMS OF THE AGREEMENTS

A summary of the new Sub-Investment Advisory Agreement is included as Appendix B to this statement, together with a copy of the form of that agreement, and the form of the Sub-Sub Investment Advisory Agreement is included as Appendix C. The new Sub-Investment Advisory Agreement with FMR and the previous Sub-Investment Advisory Agreement with Janus are substantially similar except with respect to the rate of sub-advisory fees.

The terms of the agreements for which approval is now being sought also are substantially the same as those of the corresponding "interim" agreements that are currently in effect, except for the duration thereof.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by FMR pursuant to authority contained in the Sub-Investment Advisory Agreement and Sub-Sub Investment Advisory Agreement. FMR will use its best efforts to obtain the best overall terms available in relation to the services received on behalf of the Fund with respect to purchases and sales of portfolio investments. Subject to this primary requirement, FMR (and FMRC) are authorized to to use the research services of brokerage and other firms that have provided such assistance to effect transactions for the Fund. Such research may or may not be for the benefit of the Fund. FMR (and FMRC) may place trades with certain brokers with which it is under common control, including National Financial Services LLC and Fidelity Brokerage Services (Japan) LLC, provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. They may also place trades with Archipelago ECN (Archipelago), an electronic communications network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the compensation is fair, reasonable, and comparable to compensation charged by non-affiliated, qualified brokerage firms for similar services.

ADDITIONAL INFORMATION

FMR . FMR, a corporation organized in 1946, serves as investment adviser and investment sub-adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to the Earnings Growth Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Appendix A beginning on page A-1.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Abigail P. Johnson, President; and Peter S. Lynch, Vice Chairman. The principal business address of FMR and each of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109. All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

FMRC. FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments. Funds with investment objectives similar to Earnings Growth Fund for which FMRC provides services through an agreement with FMR, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Appendix A beginning on page A-1.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Abigail
P. Johnson, President, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d is also a Trustee of various Fidelity funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and a Director of FMR, Fidelity Management & Research (Far East) Inc. and Fidelity Investments Money Management, Inc. (FIMM). In addition, Ms. Johnson is Senior Vice President and a Trustee of various Fidelity funds advised by FMR; President and a Director of FMR and FIMM; and a Director of FMR Corp. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of various Fidelity funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of FMRC and each of its Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2002, FMR and its affiliates had approximately $699.1 billion of assets under management.

JOHN HANCOCK. John Hancock began providing investment advice to investment companies in 1972 when it organized a "management" separate account, invested primarily in common stocks, for the purpose of funding individual variable annuity contracts. Both before and after that date, John Hancock established a number of separate accounts investing in common stocks, public bonds, or other securities in connection with the funding of variable annuities and variable life insurance. Total assets under management by John Hancock and its subsidiaries as of December 31, 2002, amounted to approximately $127.6 billion, of which approximately $66.7 billion was owned by John Hancock.

John Hancock is a life insurance company chartered in Massachusetts in 1862. It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. Its segregated asset accounts, together with those of its wholly owned subsidiary, John Hancock Variable Life Insurance Company, owned Trust shares representing ____% of the net assets of the Earnings Growth Fund on June ___, 2003. Signator Investors, Inc. ("Signator"), a company affiliated with John Hancock, acts as "principal underwriter" of the Trust's shares pursuant to an Underwriting and Indemnity Agreement, dated May 1, 1997, to which John Hancock and the Trust are parties. Under that agreement, Signator collects no additional charges or commissions in connection with its duties as principal underwriter. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116.

TRUSTEES' RECOMMENDATION

The Board believes that the Sub-Investment Advisory Agreement with FMR and the related Sub-Sub-Investment Advisory Agreement with FMRC are in the best interests of the Earnings Growth Fund and the owners of its shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE EARNINGS GROWTH FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF BOTH:

PROPOSAL 1A - THE SUB-INVESTMENT ADVISORY AGREEMENT WITH FMR

PROPOSAL 1B - THE SUB-SUB-INVESTMENT ADVISORY AGREEMENT WITH FMRC

                   GENERAL SOLICITATION AND VOTING INFORMATION

INFORMATION ABOUT THE SOLICITATION

This solicitation is being made of all shares of the Earnings Growth Fund that are attributable to interests in John Hancock Variable Life Accounts U, UV, V and S; and John Hancock Variable Annuity Accounts U, V, JF, H and I. (collectively, the "Accounts"). The cost of preparing, printing and mailing this notice and proxy statement and the accompanying voting instructions form will be borne by the Fund. Any other expenses will be reimbursed by John Hancock to the Fund. In addition to solicitations by mail, certain John Hancock employees may solicit voting instructions in person or by telephone; such employees will not be compensated for such services.

VOTING INSTRUCTIONS

Although John Hancock and its subsidiary John Hancock Variable Life Insurance Company (together, the "Insurers"), through the Accounts, legally own all of the Trust's shares, they will vote all of such shares in accordance with instructions given by owners of variable life insurance policies and variable annuity contracts, as discussed below. For this purpose, the owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

Any authorized voting instructions will also be valid for any adjournment of the Meeting and will be revocable only at the direction of the owner executing them. If an insufficient number of affirmative votes are obtained to approve any item, the Meeting may be adjourned to permit the solicitation of additional votes.

Shares will be voted for any such adjournment in the discretion of the Insurer in whose Account the shares are held. Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the Meeting will not revoke voting instructions, an owner present at the Meeting may withdraw his/her voting instruction form and give voting instructions in person. The Insurers will vote Trust shares in accordance with all properly executed and unrevoked voting instructions received in time for the Meeting or properly given at the Meeting.

The Insurers will vote the Trust shares of the Fund held in their respective Accounts which are attributable to the variable life insurance policies and variable annuity contracts (collectively, the "Contracts") in accordance with the voting instructions received from owners participating in that Fund. An Account's shares in the Fund which are not attributable to Contracts or for which no timely voting instructions are received will be represented and voted by the Insurers in the same proportion as the voting instructions which are received from all owners participating in the

Fund through that Account. Fund shares which are not attributable to Contracts include shares purchased with contributions made as "seed money" to the Fund by the Insurers.

Please refer to Appendix D to this statement if you wish additional information about the number of shares of the Fund that are outstanding.

REQUIRED VOTING

In order for the shareholders of the Fund to approve either of proposals 1A or 1B in this proxy statement, the proposal must receive the favorable vote of a majority of the outstanding shares of the Fund. When used in this proxy statement, a "majority vote of the outstanding voting shares" means the affirmative vote of more than 50% of the outstanding shares or, if it is less, 67% or more of the shares present or represented at the Meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                   APPENDIX A

    FUNDS WITH INVESTMENT OBJECTIVES SIMILAR TO THE PORTFOLIO AND ADVISED BY
                                FMR AND/OR FMRC

The Fidelity funds listed in the table below rely on FMR (together, in some cases, with FMR affiliates) to provide primary investment advisory services. This differs from the circumstances of the Earnings Growth Fund, therefore, where FMR and FMRC will provide only day-to-day sub-advisory services. Accordingly, the fees shown in the table below for each Fidelity fund covers a broader scope of services than the fees to be paid John Hancock to FMR under the sub-investment advisory arrangements for which approval is being sought in this proxy statement.

                TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS(A)

                                                                RATIO OF NET
                                                               ADVISORY FEES
                                                                 TO AVERAGE
                                                  AVERAGE        NET ASSETS
INVESTMENT                         FISCAL       NET ASSETS          PAID
OBJECTIVE AND FUND              YEAR END (A)   (MILLIONS)(B)     TO FMR (C)
------------------              ------------   -------------     ----------

Growth

Fidelity Large Cap Stock           4/30/02      $     666.3         0.53%
   Fund(g)(h)
Fidelity Mid Cap Stock             4/30/02          6,552.6         0.69
   Fund(g)(h)
Fidelity Small Cap Retirement      4/30/02             21.1         0.00(z)
   Fund(g)(h)
Fidelity Small Cap Stock           4/30/02          1,314.2         0.86
   Fund(g)(h)
Fidelity Contrafund(R) II(g)(h)    6/30/02          1,027.1         0.81
Fidelity Fifty(R)(g)(h)            6/30/02            491.2         0.77
Fidelity Advisor Focus
   Funds:(g)(h)
   Biotechnology:(x)
     Class A                       7/31/02              5.6         0.58
     Class T                       7/31/02              8.4         0.58
     Class B                       7/31/02             12.0         0.58
     Class C                       7/31/02              9.0         0.58
     Institutional Class           7/31/02              1.1         0.58
   Consumer Industries:(x)
     Class A                       7/31/02              5.4         0.58
     Class T                       7/31/02             12.5         0.58
     Class B                       7/31/02             13.7         0.58
     Class C                       7/31/02              5.7         0.58
     Institutional Class           7/31/02              1.3         0.58
   Cyclical Industries:(x)
     Class A                       7/31/02              3.5         0.58
     Class T                       7/31/02              6.2         0.58
     Class B                       7/31/02              8.9         0.58
     Class C                       7/31/02              4.8         0.58
     Institutional Class           7/31/02              2.2         0.58
   Developing
   Communications(x):
     Class A                       7/31/02              0.6         0.58
     Class T                       7/31/02              1.8         0.58

                                                                RATIO OF NET
                                                               ADVISORY FEES
                                                                 TO AVERAGE
                                                  AVERAGE        NET ASSETS
INVESTMENT                         FISCAL       NET ASSETS          PAID
OBJECTIVE AND FUND              YEAR END (A)   (MILLIONS)(B)     TO FMR (C)
------------------              ------------   -------------     ----------

     Class B                       7/31/02      $       1.7         0.58%
     Class C                       7/31/02              1.2         0.58
     Institutional Class           7/31/02              0.2         0.58
   Electronics(x):
     Class A                       7/31/02              5.4         0.58
     Class T                       7/31/02             14.6         0.58
     Class B                       7/31/02             12.9         0.58
     Class C                       7/31/02             12.7         0.58
     Institutional Class           7/31/02              1.2         0.58
   Financial Services:
     Class A                       7/31/02             71.2         0.58
     Class T                       7/31/02            207.1         0.58
     Class B                       7/31/02            245.0         0.58
     Class C                       7/31/02            134.3         0.58
     Institutional Class           7/31/02             18.1         0.58
   Health Care:
     Class A                       7/31/02            126.5         0.58
     Class T                       7/31/02            349.3         0.58
     Class B                       7/31/02            422.4         0.58
     Class C                       7/31/02            208.4         0.58
     Institutional Class           7/31/02             45.9         0.58
   Natural Resources:
     Class A                       7/31/02             22.7         0.58
     Class T                       7/31/02            213.2         0.58
     Class B                       7/31/02             73.0         0.58
     Class C                       7/31/02             28.4         0.58
     Institutional Class           7/31/02              6.2         0.58
   Technology:
     Class A                       7/31/02            161.7         0.58
     Class T                       7/31/02            487.8         0.58
     Class B                       7/31/02            548.6         0.58
     Class C                       7/31/02            204.1         0.58
     Institutional Class           7/31/02             17.8         0.58
   Telecommunications &
   Utilities Growth:
     Class A                       7/31/02             39.4         0.58
     Class T                       7/31/02            104.4         0.58
     Class B                       7/31/02            154.7         0.58
     Class C                       7/31/02             74.1         0.58
     Institutional Class           7/31/02              6.0         0.58
Fidelity Blue Chip Growth          7/31/02         20,682.1         0.49
   Fund(g)(h)

                                                                RATIO OF NET
                                                               ADVISORY FEES
                                                                 TO AVERAGE
                                                  AVERAGE        NET ASSETS
INVESTMENT                         FISCAL       NET ASSETS          PAID
OBJECTIVE AND FUND              YEAR END (A)   (MILLIONS)(B)     TO FMR (C)
------------------              ------------   -------------     ----------

Fidelity Dividend Growth           7/31/02      $  14,704.6         0.75%
   Fund(g)(h)
Fidelity Leveraged Company         7/31/02             66.5         0.63
   Stock Fund(g)(h)
Fidelity Low-Priced Stock          7/31/02         13,672.9         0.75
   Fund(g)(h)
Fidelity OTC Portfolio(g)(h)       7/31/02          7,567.1         0.86
Fidelity Export and                8/31/02            641.9         0.58
   Multinational Fund(g)(h)
Fidelity Destiny(SM) I:(g)(h)
   Class O                         9/30/02          3,629.8         0.45
   Class N                         9/30/02             10.7         0.45
Fidelity Destiny(SM) II:(g)(h)
   Class O                         9/30/02          4,642.2         0.58
   Class N                         9/30/02             58.1         0.58
Fidelity Advisor Diversified
   International Fund:(f)(h)
   Class A                        10/31/02             45.0         0.73
   Class T                        10/31/02            191.3         0.73
   Class B                        10/31/02             47.1         0.73
   Class C                        10/31/02             49.1         0.73
   Institutional Class            10/31/02             73.2         0.73
Fidelity Advisor Emerging
   Asia Fund:(f)(h)(x)
   Class A                        10/31/02             21.3         0.73
   Class T                        10/31/02              4.3         0.73
   Class B                        10/31/02              3.1         0.73
   Class C                        10/31/02              2.0         0.73
   Institutional Class            10/31/02              0.8         0.73
Fidelity Advisor Europe
   Capital Appreciation
   Fund:(f)(h)(x)
   Class A                        10/31/02              2.6         0.73
   Class T                        10/31/02              9.1         0.73
   Class B                        10/31/02              6.7         0.73
   Class C                        10/31/02              4.0         0.73
   Institutional Class            10/31/02              0.8         0.73
Fidelity Advisor Global
   Equity Fund:(f)(h)(x)
   Class A                        10/31/02              3.6         0.73
   Class T                        10/31/02             10.4         0.73

                                                                RATIO OF NET
                                                               ADVISORY FEES
                                                                 TO AVERAGE
                                                  AVERAGE        NET ASSETS
INVESTMENT                         FISCAL       NET ASSETS          PAID
OBJECTIVE AND FUND              YEAR END (A)   (MILLIONS)(B)     TO FMR (C)
------------------              ------------   -------------     ----------

   Class B                        10/31/02      $       4.6         0.73%
   Class C                        10/31/02              3.6         0.73
   Institutional Class            10/31/02              1.0         0.73
Fidelity Advisor
   International Capital
   Appreciation Fund:(f)(h)
   Class A                        10/31/02             16.0         0.73
   Class T                        10/31/02            107.7         0.73
   Class B                        10/31/02             41.2         0.73
   Class C                        10/31/02             43.2         0.73
   Institutional Class            10/31/02              7.9         0.73
Fidelity Advisor Japan
   Fund:(f)(h)(x)
   Class A                        10/31/02              3.9         0.73
   Class T                        10/31/02              9.5         0.73
   Class B                        10/31/02             12.3         0.73
   Class C                        10/31/02              7.9         0.73
   Institutional Class            10/31/02              6.1         0.73
Fidelity Advisor Korea
   Fund:(f)(h)(x)
   Class A                        10/31/02             15.1         0.83
   Class T                        10/31/02              2.2         0.83
   Class B                        10/31/02              1.1         0.83
   Class C                        10/31/02              1.5         0.83
   Institutional Class            10/31/02              0.5         0.83
Fidelity Advisor Latin
   America Fund:(f)(h)(x)
   Class A                        10/31/02              0.6         0.73
   Class T                        10/31/02              1.1         0.73
   Class B                        10/31/02              1.1         0.73
   Class C                        10/31/02              0.9         0.73
   Institutional Class            10/31/02              0.4         0.73
Fidelity Advisor Overseas
   Fund:(f)(h)
   Class A                        10/31/02             46.3         0.82
   Class T                        10/31/02          1,161.1         0.82
   Class B (x)                    10/31/02             71.4         0.82
   Class C (x)                    10/31/02             47.2         0.82
   Institutional Class            10/31/02             76.8         0.82
Fidelity Advisor Tax Managed
   Stock Fund: (g)(h)(x)
   Class A                        10/31/02              1.6         0.58

                                                                RATIO OF NET
                                                               ADVISORY FEES
                                                                 TO AVERAGE
                                                  AVERAGE        NET ASSETS
INVESTMENT                         FISCAL       NET ASSETS          PAID
OBJECTIVE AND FUND              YEAR END (A)   (MILLIONS)(B)     TO FMR (C)
------------------              ------------   -------------     ----------

   Class T                        10/31/02      $       2.7         0.58%
   Class B                        10/31/02              1.6         0.58
   Class C                        10/31/02              2.4         0.58
   Institutional Class            10/31/02              0.8         0.58
Fidelity Aggressive               10/31/02            257.1         1.05
   International Fund(f)(h)
Fidelity Canada Fund(f)(h)        10/31/02             84.0         0.95
Fidelity Capital Appreciation     10/31/02          2,047.2         0.81
   Fund(g)(h)
Fidelity China Region             10/31/02            128.8         0.73
   Fund(f)(h)
Fidelity Disciplined Equity       10/31/02          2,944.2         0.74
   Fund(g)(h)
Fidelity Diversified              10/31/02          6,760.0         0.90
   International Fund (f)(h)
Fidelity Emerging Markets         10/31/02            296.1         0.73
   Fund(f)(h)
Fidelity Europe Fund(f)(h)        10/31/02          1,054.2         0.81
Fidelity Europe Capital           10/31/02            468.6         0.98
   Appreciation Fund(f)(h)
Frank Russell Investment          10/31/02            100.9         0.35
   Company (FRIC)
   International(f)(h)
FRIC International                10/31/02             78.8         0.35
   Securities(f)(h)
Fidelity Focused Stock            10/31/02             46.3         0.64
   Fund(g)(h)
Fidelity Global Balanced          10/31/02             92.2         0.73
   Fund(f)(h)
Fidelity International Growth     10/31/02            927.6         0.73
   & Income Fund(f)(h)
Fidelity International Small      10/31/02              2.6         0.00(d)(z)
   Cap Fund(e)(f)(h)
Fidelity Japan Fund(f)(h)         10/31/02            308.2         1.00
Fidelity Japan Smaller            10/31/02            388.2         0.73
   Companies Fund(f)(h)
Fidelity Latin America            10/31/02            186.4         0.73
   Fund(f)(h)
Fidelity Nordic Fund(f)(h)        10/31/02             92.7         0.73
Fidelity Overseas Fund(f)(h)      10/31/02          3,367.6         0.85
Fidelity Pacific Basin            10/31/02            342.3         0.99
   Fund(f)(h)
Fidelity Small Cap                10/31/02          1,003.3         0.77
   Independence Fund(g)(h)
Fidelity Southeast Asia           10/31/02            287.8         0.97
   Fund(f)(h)
Fidelity Stock                    10/31/02            916.4         0.66

                                                                RATIO OF NET
                                                               ADVISORY FEES
                                                                 TO AVERAGE
                                                  AVERAGE        NET ASSETS
INVESTMENT                         FISCAL       NET ASSETS          PAID
OBJECTIVE AND FUND              YEAR END (A)   (MILLIONS)(B)     TO FMR (C)
------------------              ------------   -------------     ----------

   Selector(g)(h)
Fidelity Tax Managed Stock        10/31/02      $      84.5         0.58%
   Fund(g)(h)
Fidelity Worldwide Fund(f)(h)     10/31/02            750.5         0.86
Fidelity Advisor Aggressive
   Growth Fund:(g)(h)(x)
   Class A                        11/30/02              3.0         0.63
   Class T                        11/30/02             13.6         0.63
   Class B                        11/30/02              7.2         0.63
   Class C                        11/30/02              7.8         0.63
   Institutional Class            11/30/02              0.7         0.63
Fidelity Advisor Dividend
   Growth Fund:(g)(h)
   Class A                        11/30/02            179.1         0.58
   Class T                        11/30/02          1,299.8         0.58
   Class B                        11/30/02            438.6         0.58
   Class C                        11/30/02            321.6         0.58
   Institutional Class            11/30/02            359.1         0.58
 Fidelity Advisor Dynamic
   Capital Appreciation
   Fund:(g)(h)
   Class A                        11/30/02             23.8         0.58
   Class T                        11/30/02            180.7         0.58
   Class B                        11/30/02             80.9         0.58
   Class C                        11/30/02             54.3         0.58
   Institutional Class            11/30/02              4.5         0.58
Fidelity Advisor Equity
   Growth Fund:(g)(h)
   Class A                        11/30/02            563.6         0.58
   Class T                        11/30/02          5,828.0         0.58
   Class B (x)                    11/30/02          1,431.6         0.58
   Class C                        11/30/02            624.7         0.58
   Institutional Class            11/30/02          1,948.4         0.58
Fidelity Advisor Equity Value
   Fund:(g)(h)(x)
   Class A                        11/30/02              2.4         0.58
   Class T                        11/30/02             15.3         0.58
   Class B                        11/30/02              8.2         0.58
   Class C                        11/30/02              7.2         0.58
   Institutional Class            11/30/02              0.4         0.58
Fidelity Advisor Fifty
   Fund:(g)(h)(x)
   Class A                        11/30/02              4.8         0.58

                                                                RATIO OF NET
                                                               ADVISORY FEES
                                                                 TO AVERAGE
                                                  AVERAGE        NET ASSETS
INVESTMENT                         FISCAL       NET ASSETS          PAID
OBJECTIVE AND FUND              YEAR END (A)   (MILLIONS)(B)     TO FMR (C)
------------------              ------------   -------------     ----------
   Class T                        11/30/02      $      19.7         0.58%
   Class B                        11/30/02             13.3         0.58
   Class C                        11/30/02              7.7         0.58
   Institutional Class            11/30/02              0.8         0.58
Fidelity Advisor Growth
   Opportunities Fund:(g)(h)
   Class A                        11/30/02            247.1         0.12
   Class T                        11/30/02          6,257.9         0.12
   Class B                        11/30/02            747.8         0.12
   Class C                        11/30/02            181.1         0.12
   Institutional Class            11/30/02            146.4         0.12
Fidelity Advisor Large Cap
   Fund:(g)(h)
   Class A                        11/30/02             37.5         0.58
   Class T                        11/30/02            284.5         0.58
   Class B(x)                     11/30/02            101.6         0.58
   Class C                        11/30/02             43.1         0.58
   Institutional Class            11/30/02             57.0         0.58
Fidelity Advisor Leveraged
   Company Stock
   Fund:(g)(h)(x)
   Class A                        11/30/02              0.7         0.63
   Class T                        11/30/02              1.5         0.63
   Class B                        11/30/02              1.0         0.63
   Class C                        11/30/02              1.5         0.63
   Institutional Class            11/30/02              0.5         0.63
Fidelity Advisor Mid Cap
   Fund:(g)(h)
   Class A                        11/30/02            324.1         0.58
   Class T                        11/30/02          1,649.1         0.58
   Class B                        11/30/02            577.8         0.58
   Class C                        11/30/02            294.7         0.58
   Institutional Class            11/30/02            204.9         0.58
Fidelity Advisor Small Cap
   Fund:(g)(h)
   Class A                        11/30/02            117.7         0.73
   Class T                        11/30/02            640.7         0.73
   Class B                        11/30/02            270.2         0.73
   Class C                        11/30/02            205.0         0.73
   Institutional Class            11/30/02             69.5         0.73

                                                                RATIO OF NET
                                                               ADVISORY FEES
                                                                 TO AVERAGE
                                                  AVERAGE        NET ASSETS
INVESTMENT                         FISCAL       NET ASSETS          PAID
OBJECTIVE AND FUND              YEAR END (A)   (MILLIONS)(B)     TO FMR (C)
------------------              ------------   -------------     ----------

Fidelity Advisor Strategic
   Growth Fund: (g)(h)(x)
   Class A                        11/30/02      $       4.2         0.58%
   Class T                        11/30/02             12.3         0.58
   Class B                        11/30/02              9.6         0.58
   Class C                        11/30/02              2.5         0.58
   Institutional Class            11/30/02              0.4         0.58
Fidelity Advisor Value
   Strategies Fund:(g)(h)
   Class A                        11/30/02            118.1         0.58
   Class T                        11/30/02            735.6         0.58
   Class B                        11/30/02            198.7         0.58
   Initial Class                  11/30/02             17.4         0.58
   Class C                        11/30/02             40.8         0.58
   Institutional Class            11/30/02             64.5         0.58
Fidelity Aggressive Growth        11/30/02          5,267.9         0.17
   Fund(g)(h)
Fidelity Growth Company Fund      11/30/02         18,209.0         0.84
   (g)(h)
Fidelity Independence             11/30/02          4,960.8         0.86
   Fund(g)(h)
Fidelity New Millennium Fund      11/30/02          2,734.2         0.87
   (g)(h)
Fidelity Contrafund(R)(g)(h)      12/31/02         30,114.2         0.81
Fidelity Trend Fund (g)(h)        12/31/02            842.5         0.82
Japan Fund (f)(g)(h)              12/31/02            238.3         0.59
EQ Advisors Trust EQ/FI Mid       12/31/02            292.0         0.49
   Cap
EQ Advisor Trust EQ/FI            12/31/02            639.3         0.49
   Small/Mid Cap Value
ING FMR Diversified Mid Cap       12/31/02             91.1         0.50
   (h)
LB Series All Cap (h)             12/31/02             35.4         0.60
LSA Variable Series               12/31/02              5.4         0.55
   Diversified Mid Cap (h)
Manufacturers Investment          12/31/02            394.2         0.40
   Large Cap Growth (h)
Manufacturers Investment          12/31/02            323.2         0.50
   Overseas (h)
Manufacturers Investment          12/31/02            497.8         0.35
   Strategic Opportunities (h)
MassMutual Institutional Blue     12/31/02            298.4         0.54
   Chip Growth (h)
MassMutual Institutional          12/31/02             87.2         0.50
   Value Equity (h)
Prudential Series SP Large        12/31/02             38.6         0.50
   Cap Value
Prudential Series SP              12/31/02             99.0         0.55

                                                                RATIO OF NET
                                                               ADVISORY FEES
                                                                 TO AVERAGE
                                                  AVERAGE        NET ASSETS
INVESTMENT                         FISCAL       NET ASSETS          PAID
OBJECTIVE AND FUND              YEAR END (A)   (MILLIONS)(B)     TO FMR (C)
------------------              ------------   -------------     ----------

   Small/Mid Cap Value
Russell Investment Non-U.S.       12/31/02      $      37.0         0.35%
   (f)(h)
Travelers Series Large Cap        12/31/02            175.7         0.45
Vantagepoint Growth (h)           12/31/02            562.1         0.61
Fidelity Variable Insurance
   Products:(h)
   Growth
     Initial Class                12/31/02          8,976.0         0.58
     Service Class                12/31/02          1,331.5         0.58
     Service Class 2              12/31/02            214.9         0.58
     Service Class 2R (e)         12/31/02              0.1         0.58
   Overseas(f)
     Initial Class                12/31/02          1,298.6         0.73
     Initial Class R (e)          12/31/02             11.3         0.73
     Service Class                12/31/02            223.6         0.73
     Service Class R (e)          12/31/02             11.6         0.73
     Service Class 2              12/31/02             65.9         0.73
     Service Class 2R (e)         12/31/02              0.5         0.73
   Value(g)(x)
     Initial Class                12/31/02              0.3         0.58
     Service Class                12/31/02              1.2         0.58
     Service Class 2              12/31/02              2.0         0.58
Fidelity Variable Insurance
   Products II:
   Contrafund(g)(h)
     Initial Class                12/31/02          6,572.9         0.58
     Service Class                12/31/02          1,195.1         0.58
     Service Class 2              12/31/02            335.7         0.58
     Service Class 2R (e)         12/31/02              0.2         0.58
Fidelity Variable Insurance
   Products III:(g)(h)
   Aggressive Growth(x)
     Initial Class                12/31/02              0.8         0.63
     Service Class                12/31/02              1.0         0.63
     Service Class 2              12/31/02              4.3         0.63
   Dynamic Capital
   Appreciation(x)
     Initial Class                12/31/02              0.6         0.58
     Service Class                12/31/02              1.0         0.58
     Service Class 2              12/31/02              5.2         0.58
   Growth Opportunities
     Initial Class                12/31/02            510.9         0.58
     Service Class                12/31/02            230.8         0.58

                                                                RATIO OF NET
                                                               ADVISORY FEES
                                                                 TO AVERAGE
                                                  AVERAGE        NET ASSETS
INVESTMENT                         FISCAL       NET ASSETS          PAID
OBJECTIVE AND FUND              YEAR END (A)   (MILLIONS)(B)     TO FMR (C)
------------------              ------------   -------------     ----------

     Service Class 2              12/31/02      $      44.2         0.58%
Fidelity Variable Insurance
   Products III:(g)(h)
   continued
   Mid Cap
     Initial Class                12/31/02            566.7         0.58
     Service Class                12/31/02            385.7         0.58
     Service Class 2              12/31/02            358.5         0.58
   Value Strategies (e)(x)
     Initial Class                12/31/02              1.4         0.58(d)
     Service Class                12/31/02              4.0         0.58(d)
     Service Class 2              12/31/02             13.5         0.58(d)
Fidelity Variable Insurance
   Products IV:(g)(h)
   Consumer Industries            12/31/02             14.3         0.58
   Cyclical Industries            12/31/02             12.0         0.58
   Financial Services             12/31/02             37.1         0.58
   Growth Stock(e)(x)
     Initial Class                12/31/02              1.5         0.58(d)
     Service Class                12/31/02              1.5         0.58(d)
     Service Class 2              12/31/02              2.0         0.58(d)
   Health Care                    12/31/02             54.6         0.58
   Natural Resources              12/31/02             22.1         0.58%
   Real Estate(e)(x)
     Initial Class                12/31/02              2.0         0.58(d)
     Service Class                12/31/02              1.5         0.58(d)
     Service Class 2              12/31/02              1.5         0.58(d)
   Technology                     12/31/02             32.0         0.59
   Telecommunications &           12/31/02              8.0         0.58(z)
   Utilities Growth
Fidelity Structured Large Cap      1/31/03             29.6         0.34(z)
   Growth
Fidelity Structured Large Cap      1/31/03              1.8         0.00(z)
   Value
Fidelity Structured Mid Cap        1/31/03             18.1         0.00(z)
   Growth
Fidelity Structured Mid Cap        1/31/03             43.1         0.48(z)
   Value
Fidelity Utilities Fund(d)(f)      1/31/03            938.3         0.67
Fidelity Select
   Portfolios(R):(g)(h)
   Air Transportation              2/28/03             39.2         0.58

                                                                RATIO OF NET
                                                               ADVISORY FEES
                                                                 TO AVERAGE
                                                  AVERAGE        NET ASSETS
INVESTMENT                         FISCAL       NET ASSETS          PAID
OBJECTIVE AND FUND              YEAR END (A)   (MILLIONS)(B)     TO FMR (C)
------------------              ------------   -------------     ----------

   Automotive                      2/28/03      $      33.6         0.58%
   Banking                         2/28/03            450.0         0.58
   Biotechnology                   2/28/03          1,718.4         0.58
   Brokerage and Investment        2/28/03            364.5         0.58
   Management
   Business Services and           2/28/03             41.4         0.58
   Outsourcing
   Chemicals                       2/28/03             41.0         0.58
   Computers                       2/28/03            703.4         0.58
   Construction and Housing        2/28/03             78.6         0.58
   Consumer Industries             2/28/03             22.6         0.58
   Cyclical Industries             2/28/03             17.9         0.58
   Defense and Aerospace           2/28/03            363.3         0.58
   Developing Communications       2/28/03            392.8         0.58
   Electronics                     2/28/03          3,137.9         0.58
   Energy                          2/28/03            206.7         0.58
   Energy Service                  2/28/03            513.4         0.58
   Environmental                   2/28/03             12.2         0.44(z)
   Financial Services              2/28/03            485.2         0.58
   Food and Agriculture            2/28/03            113.9         0.58
   Gold                            2/28/03            584.1         0.59
   Health Care                     2/28/03          1,995.3         0.58
   Home Finance                    2/28/03            419.9         0.58
   Industrial Equipment            2/28/03             21.1         0.58
   Industrial Materials            2/28/03             36.0         0.59
   Insurance                       2/28/03            121.3         0.58
   Leisure                         2/28/03            141.9         0.58
   Medical Delivery                2/28/03            191.8         0.58
   Medical Equipment and           2/28/03            138.5         0.58
   Systems
   Multimedia                      2/28/03            111.1         0.59
   Natural Gas                     2/28/03            161.6         0.58
   Natural Resources               2/28/03             28.2         0.58
   Networking and                  2/28/03             86.7         0.58
   Infrastructure
   Paper and Forest Products       2/28/03             25.0         0.58
   Pharmaceuticals(e)              2/28/03             52.7         0.58
   Retailing                       2/28/03             88.2         0.58
   Software and Computer           2/28/03            634.8         0.58
   Services
   Technology                      2/28/03          1,690.6         0.58
   Telecommunications              2/28/03            350.4         0.58
   Transportation                  2/28/03             34.6         0.58
   Utilities Growth                2/28/03            201.3         0.58
   Wireless(e)                     2/28/03             65.6         0.58
Fidelity Magellan Fund(g)(h)       3/31/03         61,072.0         0.56

(a) All fund data are as of the fiscal year end noted in the chart or as of March 31, 2003, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an (x).

(d) Annualized

(e) Less than a complete fiscal year

(f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity International Investment Advisors (FIIA) with respect to the fund.

(g) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East with respect to the fund.

(h) FMR Co., Inc. (FMRC) serves as sub-advisor or sub-sub-advisor for the fund. FMR is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

                                   APPENDIX B

     PROPOSAL 1A - SUMMARY AND FORM OF NEW SUB-INVESTMENT ADVISORY AGREEMENT

The FMR Sub-Investment Advisory Agreement to be voted upon for the Earnings Growth Fund is summarized below.

The Sub-Investment Advisory Agreement contains the agreement of FMR to act as a sub-investment adviser to the "Multi Cap Growth Fund", which was renamed the "Earnings Growth Fund" on May 1, 2003. Under the agreement with FMR, FMR will provide the Fund with a continuing and suitable investment program for the Fund's assets.

Pursuant to the agreement, FMR is required to adhere to the investment policies, guidelines and restrictions of the Fund, as established by the Trust and John Hancock from time to time when managing the investment and reinvestment of the Fund's assets. At its own expense, FMR agrees to provide specific services, including: (a) advising the Trust in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the Fund's assets and, upon request, furnishing the Trust with research, economic and statistical data in connection with the Fund's investments and investment policies; (b) submitting information as John Hancock or the Trust's Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Fund (to the extent such securities are not otherwise priceable using an approved pricing service); (c) placing orders for purchases and sales of portfolio investments for the Fund assets that it manages; (d) maintaining and preserving the records relating to its activities required by the 1940 Act to be maintained and preserved by the Trust, to the extent not maintained by the custodian, transfer agent or John Hancock; and (e) absent specific instructions to the contrary provided to it by John Hancock and subject to its receipt of all necessary voting materials, voting all proxies with respect to investments for the Fund assets that it manages in accordance with FMR's proxy voting policy as most recently provided to John Hancock.

The services provided by FMR are subject to the overall supervision, direction, control and review of John Hancock and the Board of Trustees of the Trust., and FMR may delegate some or all of its duties to FMRC provided that FMR remains responsible for FMRC's activities.

Each party to the Sub-Investment Advisory Agreement bears the costs and expenses of performing its obligations thereunder. In this regard, the Trust specifically agrees to assume the expense of: (a) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;
(b) custodian fees and expenses; (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and (d) interest payable on the Trust's borrowings.

In connection with the investment and reinvestment of the Fund assets that it manages, FMR is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund. FMR is obligated to use its best efforts to obtain the best overall terms available in relation to the services received on behalf of the Fund with respect to all such purchases and sales of such assets. Subject to that obligation, FMR has the right, to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Fund or to FMR, and who charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. FMR is required to determine in good faith that the higher cost was reasonable in relation to the value of the brokerage and research services provided, and may combine orders for the sale or purchase of portfolio securities of the Fund with those for other registered investment companies managed by FMR or its affiliates, if orders are allocated in a manner deemed equitable by FMR among the accounts and at a price approximately averaged.

FMR is generally not permitted to receive any tender offer solicitation fees or similar payments in connection with the tender of investments of the Fund.

No provision of the Sub-Investment Advisory Agreement protects FMR or John Hancock against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties. However FMR is obligated only to perform the services described in the Sub-Investment Advisory Agreement, and it has made no representation nor any warranty that any level of investment performance or level of investment results will be achieved.

Unless modified or terminated, the Sub-Investment Advisory Agreement will continue with respect to the Fund for an initial 2 year period and from year to year after that, but only so long as such continuance is specifically approved at least annually by (a) a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Fund. The Sub-Investment Advisory Agreement also provides that it may be terminated at any time without penalty by the Trust's Board of Trustees, by majority vote of the outstanding voting shares of the Fund or, on 60 days' notice, by John Hancock or FMR. The Sub-Investment Advisory Agreement automatically terminates in the event of its assignment or if the Investment Management Agreement between the Trust and John Hancock for the Fund is terminated.

The form of the FMR Sub-Investment Management Agreement to be voted upon for the Earnings Growth Fund is shown on the following pages B-3 to B-15.

                        SUB-INVESTMENT ADVISORY AGREEMENT

          AGREEMENT made as of the [Insert Date] by and among John Hancock Variable Series Trust I, a Massachusetts business trust (the "Trust"), Fidelity Management & Research Company, a Delaware corporation, ("FMR") and John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO").

          WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, JHLICO and FMR are each engaged in the business of rendering investment advice under the Investment Advisers Act of 1940, as amended; and

          WHEREAS, the Trust is authorized to issue its shares in separate classes, with each such class representing interests in a separate portfolio of securities and other assets; and

          WHEREAS, the Trust offers shares in several classes, one of which is designated as the John Hancock Earnings Growth Fund (together with all other classes established by the Trust, collectively referred to as the "Funds"), each of which pursues its investment objectives through separate investment policies; and

          WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an investment management agreement dated as of March 14, 1996, as amended (the "Investment Management Agreement"), pursuant to which it may contract with one or more sub-managers with respect to the John Hancock Earnings Growth Fund.

          NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF SUB-INVESTMENT ADVISOR

          (a) Subject Fund. FMR is hereby appointed and FMR hereby accepts the appointment to act as investment adviser to the John Hancock Earnings Growth Fund (the "Subject Fund") effective [Insert effective date] for the period and on the terms herein set forth, and for the compensation herein provided.

          (b) Additional Subject Funds. In the event that the Trust and JHLICO desire to retain FMR to render investment advisory services hereunder for any other Fund, they shall so notify FMR in writing. If it is willing to render such services, FMR shall notify the Trust in writing, whereupon such Fund shall become a Subject Fund hereunder.

          (c) Incumbency Certificates. FMR shall furnish to JHLICO, within ten
(10) days of the execution of this Agreement, a certificate of a senior officer of FMR setting forth (by name and title, and including specimen signatures) those officers of FMR who are authorized to give instructions for the Subject Fund pursuant to the provisions of this Agreement. FMR shall promptly provide supplemental certificates in connection with each additional Subject Fund (if any) and further supplemental certificates, as needed, to reflect all changes with respect to such authorized officers for any Subject Fund. On behalf of the Trust, JHLICO shall instruct the custodian for the Subject Fund to accept instructions with respect to the Subject Fund from the officers of FMR so named.

          (d) Independent Contractor. FMR shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

          (e) FMR's Representations. FMR represents, warrants and agrees (i) that it is duly incorporated and validly existing and in good standing under the laws of the State of Delaware, (ii) that it has all the requisite power and authority under the laws of Delaware and Federal securities laws, and has taken all necessary corporate action to authorize FMR to execute, deliver and perform this Agreement, (iii) that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (iv) that it will promptly notify JHLICO if the foregoing representation and agreement shall cease to be true in any material respect at any time during the term of this Agreement, (v) that it will promptly notify JHLICO of any material change in the ownership of FMR, or of any change in the identity of the personnel who manage the Subject Fund, (vi) that it has adopted a code of ethics complying with the requirements of Section 17(j) and Rule 17j-1 under the 1940 Act and will amend such code, or adopt a supplementary code of ethics, to the extent required under Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, and has and will provide true and complete copies of each such code to the Trust and to JHLICO, and has and will adopt procedures designed to prevent violations of any such codes, (vi) that it has furnished the Trust and JHLICO each with a copy of FMR's Form ADV, as most recently filed with the Securities and Exchange Commission ("SEC"), and will promptly furnish copies of each future amendment thereto; and (vii) that it presently maintains, and shall continue to maintain as long as this Agreement is in effect, Directors & Officers, Errors & Omissions and fidelity bond insurance coverages FMR deems sufficient.

2. PROVISION OF INVESTMENT ADVISORY SERVICES.

          FMR will provide for the Subject Fund a continuing and suitable investment program consistent with the investment objectives, policies, guidelines and restrictions of said Fund, as established by the Trust and JHLICO. From time to time, JHLICO or the Trust may provide FMR with additional or amended investment policies, guidelines and restrictions. FMR, as sub-investment adviser, will manage the investment and reinvestment of the assets in the Subject Fund, and perform the functions set forth below, (i) subject to the overall supervision, direction, control and review of JHLICO and the Board of Trustees of the Trust, and (ii) consistent with the applicable investment objectives, policies, guidelines and restrictions, the provisions of the Trust's Declaration of Trust, By-laws, prospectus, statement of additional information (each as in effect from time to time and as provided in writing to FMR by JHLICO), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations, or any other directions or instructions, delivered to FMR in writing by JHLICO or the Trust from time to time).

          By its signature below, FMR acknowledges receipt of a copy of the Trust's Declaration of Trust, By-laws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

          FMR will, at its own expense:

          (a) advise the Trust in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Fund and, as JHLICO may reasonably request on a monthly, quarterly or annual basis, furnish the Trust with research, economic and statistical data in connection with said Fund's investments and investment policies;

          (b) submit information as JHLICO or the Trust's Board of Trustees may reasonably request, to reasonably assist the custodian in its determination of the market value of securities held in the Subject Fund; provided FMR shall not bear responsibility or liability for the determination or accuracy of the valuation of any securities and other assets of the Subject Fund;

          (c) place orders for purchases, exchanges and sales of portfolio investments for the Subject Fund (and shall have the authority to do so every day that the market is open);

          (d) give instructions to the Subject Fund's custodian concerning the delivery of securities and transfer of cash for the Subject Fund; however, FMR will not be responsible for the segregation of assets belonging to the Subject Fund, nor for the acts or omissions of the Subject Fund's custodian, unless the custodian's failure to segregate or other act or omission was caused by conduct for which Section 7 hereof, or the Federal securities laws, impose liability upon FMR;

          (e) maintain and preserve the records relating to its activities hereunder that are customarily maintained by FMR as sub-adviser and are required by the 1940 Act to be maintained and preserved by an investment company registered under the 1940 Act;

          (f) on a daily basis, provide JHLICO and the custodian with trade information for each transaction effected for the Subject Fund, and promptly provide to the custodian information on all brokerage or dealer confirmations;

          (g) as soon as practicable following the end of each calendar month, provide JHLICO with information on all transactions effected for the Subject Fund during the month, a summary listing all investments held in such Fund as of the last day of the month, and such other information as JHLICO may reasonably request in connection with the accounting services that JHLICO provides for the Subject Fund (it being understood that JHLICO or the Trust, and not FMR, shall be responsible for the Subject Fund's accounting services and the costs associated with such services); and

          (h) absent specific instructions to the contrary provided to it by JHLICO at least thirty (30) days prior to a vote and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Fund in accordance with FMR's then-current proxy voting policy.

          FMR will apprise JHLICO and the Trust of important political and economic developments materially affecting the marketplace or the Subject Fund, and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose on a monthly, quarterly or annual basis. FMR will also make its personnel (including, on JHLICO's request, investment personnel) available in Boston, Massachusetts or other reasonable locations as often as quarterly to discuss the Subject Fund and FMR's management thereof. FMR will also make qualified personnel available in Boston or other reasonable locations upon reasonable request to educate JHLICO sales personnel with respect thereto, and for such other purposes as the Trust or JHLICO may request.

          FMR will not consult with any other sub-manager or sub-adviser to the Subject Fund or to any other Subject Fund (except for any delegate of FMR pursuant to Section 12 below or any similar provision in any other Fund sub-investment advisory agreement to which FMR is a party) concerning transactions of the Subject Fund in securities or other assets, except as such consultations may be reasonably necessary to ensure compliance with paragraphs
(a) and (b) of Rule 12d3-1 under the 1940 Act.

          The Trust and JHLICO will provide timely information to FMR regarding such matters as purchases and redemptions of shares in the Subject Fund and the cash requirements of, and cash available for investment in, the Subject Fund. JHLICO will timely provide FMR with monthly accounting statements for the Subject Fund, and such other information (including, without limitation, reports concerning the classification of Subject Fund securities for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817) as may be reasonably necessary for FMR to perform its responsibilities hereunder.

          JHLICO represents and warrants that: (i) it is duly incorporated and validly existing and in good standing as a corporation under the laws of the Commonwealth of Massachusetts; (ii) it has all the requisite power and authority under the laws of Massachusetts and Federal securities laws, and has taken all necessary corporate action to authorize JHLICO to execute, deliver and perform this Agreement; (iii) it is a registered investment adviser under the Advisers Act and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (iv) that it will promptly notify FMR if the foregoing representation and agreement shall cease to be true in any material respect at any time during the term of this Agreement, (v) that it will promptly notify FMR of any material change in the ownership of JHLICO, (vi) that it has adopted a code of ethics complying with the requirements of Section 17(j) and Rule 17j-1 under the 1940 Act and will amend such code, or adopt a supplementary code of ethics, to the extent required under Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, and has and will provide true and complete copies of each such code to the Trust, and has and will adopt procedures designed to prevent violations of any such codes, (vi) that it has furnished FMR with a copy of JHLICO's Form ADV, as most recently filed with the SEC, and will promptly furnish copies of each future amendment thereto; and
(vii) that it presently maintains, and shall continue to maintain as long as this Agreement is in effect, Directors & Officers, Errors & Omissions and fidelity bond insurance coverages JHLICO deems sufficient.

3. ALLOCATION OF EXPENSES.

          Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. Except for expenses specifically assumed or agreed to be paid by FMR pursuant to this Agreement, FMR shall not be liable for any expenses of JHLICO, the Trust or the Subject Fund, including, without limitation, the expense of:

          (a) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

          (b)  custodian fees and expenses;

          (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

          (d)  interest payable on the Trust's borrowings.

          Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4. SUB-ADVISORY FEES.

          For all of the services rendered with respect to the Subject Fund as herein provided, JHLICO shall pay to FMR a fee (for the payment of which the Trust shall have no obligation or liability), based on the Current Net Assets of the Subject Fund, as set forth in Schedule I attached hereto and made a part hereof, and as may be amended from time to time with respect to additional Subject Funds. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to a Subject Fund during any calendar month, the fee with respect to such Subject Fund accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the Subject Fund's net assets as of the most recent preceding day for which that Subject Fund's net assets were computed, calculated as set forth in the Subject Fund's prospectus.

5. PORTFOLIO TRANSACTIONS.

          In connection with the investment and reinvestment of the assets of the Subject Fund, FMR will place purchase and sell orders for the Subject Fund with or through such banks, brokers, dealers or other firms dealing in securities ("Brokers") as it determines, which may include Brokers that are affiliated persons of FMR, provided such orders are exempt from the provisions of Section 17(a), (d) and (e) of the 1940 Act. FMR is authorized to select the Broker that will execute purchase and sale transactions for the Subject Fund and to use its best efforts to obtain the best overall terms available in relation to the services received on behalf of the Subject Fund with respect to all such purchases and sales of portfolio securities for said Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject

Fund and its shareholders, FMR shall have the right, to the extent authorized by the Securities Exchange Act of 1934, as amended ("1934 Act"), to follow a policy of selecting Brokers who furnish brokerage and research services to the Subject Fund or to FMR, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the prices which are advantageous to the Subject Fund, if FMR determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the Broker, viewed in terms of either that particular transaction or the overall responsibilities of FMR with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In selecting Brokers, FMR may also consider all factors it deems relevant, including the reliability, integrity and financial condition of the Broker, and the size of and difficulty in executing the order.

          The parties hereto understand that FMR does not have in place arrangements that would permit, in most cases, tender offer solicitation fees or similar payments in connection with the tender of any Fund investments to be remitted to the Fund. If FMR ever does have such arrangements in place, it will remit any such fees or payments to the Subject Fund.

6. OWNERSHIP OF INFORMATION, RECORDS, AND CONFIDENTIALITY.

          The Trust shall own and control all records maintained hereunder by FMR on the Trust's behalf and, in the event of termination of this Agreement with respect to any Fund for any reason, all records relating to the Subject Fund shall be promptly returned to the Trust, free from any claim or retention of rights by FMR, provided that (subject to Sections 6 and 13 below) FMR may retain copies of such records. FMR also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or to reasonably make such books and records available for audit or inspection during normal business hours by JHLICO or other agents of the Trust reasonably designated by the Trust. FMR further agrees to maintain, prepare and preserve such books and records in accordance with Section 31 of the 1940 Act and Rules 31a-1 and 31a-2 under the 1940 Act and to cooperate with JHLICO for JHLICO to supply all information requested by any securities and insurance regulatory authorities to determine whether all securities and insurance laws and regulations are being complied with.

7. LIABILITY; STANDARD OF CARE.

          No provision of this Agreement shall be deemed to protect FMR or JHLICO against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement. Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he or she might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his or her duties or the reckless disregard of his or her obligations and duties. Except as may be otherwise provided pursuant to Federal securities laws, neither FMR nor any of its officers, directors, shareholders, employees, agents or affiliates shall be liable for any loss, liability, cost, damage or expense (including reasonable attorneys' fees)(collectively, "Losses") other than Losses resulting from the willful misfeasance, bad faith or gross negligence of such a person, or the reckless disregard by such of person of its duties and obligations. FMR shall employ persons it deems to be qualified personnel to manage the Subject Fund; shall use reasonable efforts to comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall use reasonable efforts to (as provided in Section 2 above) comply with the investment objectives, policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, By-laws, prospectus and statement of additional information or any supplements thereto; shall use reasonable efforts to manage the Subject Fund (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of Fund securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act at all times in the best interests of the Trust. However, FMR shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved (including other clients of FMR).

          JHLICO acknowledges that FMR does not have access to all of the Subject Fund's books and records necessary to perform certain compliance testing. To the extent that FMR has agreed to perform the services specified in this Agreement in accordance with applicable law (including sub-chapter M of the Code and Treasury Regulations 1.817 and the 1940 Act ("Applicable Law") and in accordance with the Subject Fund's Articles of Incorporation and By-Laws, policies and determinations of the Board of the Trust and JHLICO and the Subject Fund's current registration statement received by FMR (collectively, "Charter Requirements"), FMR shall perform such services based upon its books and records with respect to the Subject Fund, which comprise a portion of the Subject Fund's books and records, and upon written instructions received from the Trust or JHLICO, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Trust or JHLICO.

          FMR agrees to hold harmless and indemnify JHLICO, its direct or indirect subsidiaries, and the Trust, and each such entity's directors, trustees, and officers and each person, if any, who controls any such entity within the meaning of Section 15 of the Securities Act of 1933, as amended, (the "1933 Act") from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses and costs of investigation) arising out of or based upon FMR's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement. JHLICO agrees to hold harmless and indemnify FMR, its direct or indirect subsidiaries, and each such entity's directors, officers, employees and each person, if any, who controls FMR within the meaning of Section 15 of the 1933 Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses and costs of investigation) arising out of or based upon JHLICO's willful misfeasance, bad faith, negligence, or reckless disregard of its duties under this Agreement.

          JHLICO agrees to indemnify and hold harmless FMR, its direct or indirect subsidiaries and each such entity's directors and officers and each person, if any, who controls any such entity within the meaning of Section 15 of the 1933 Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses and costs of investigation) arising out of or based upon (a) the failure of the Trust's Registration Statement, including the prospectus and statement of additional information, or any amendment or supplement thereto, any preliminary prospectus, any other written communication with investors or any other submission to governmental bodies or self-regulatory bodies filed on or subsequent to the date of this Agreement (collectively, the "Disclosure Documents") to comply with the requirements of applicable federal and state securities, insurance or other laws; (b) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document; or (c) any omission or alleged omission in any Disclosure Document to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any such statement or omission which is in turn based upon information furnished in writing to JHLICO or the Trust by FMR or any of its direct or indirect subsidiaries and which FMR (or any such subsidiaries) was informed or otherwise knew (or reasonably should have known) was to be used in a Disclosure Document.

          FMR agrees to indemnify and hold harmless the Trust, JHLICO, each of JHLICO's direct or indirect subsidiaries, and each director, trustee and officer of each such entity, and each person, if any, who controls any such entity within the meaning of Section 15 of the 1933 Act from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable attorney's fees and expenses and costs of investigation) arising out of or based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or (b) any omission or alleged omission in any Disclosure Document to state a material fact required to be stated therein or necessary to make the statements there in not misleading, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any such statement or omission which is in turn based upon information furnished in writing to JHLICO or the Trust by FMR or any of its direct or indirect subsidiaries and which FMR (or any such subsidiary) was informed or otherwise knew (or reasonably should have known) was to be used in a Disclosure Document.

          The obligations in the preceding four paragraphs shall survive termination of this Agreement.

8. DURATION AND TERMINATION OF THIS AGREEMENT.

          (a) Duration. This Agreement shall become effective with respect to the Subject Fund on [INSERT DATE], and, with respect to any additional Subject Fund, on the date of receipt by the Trust of notice from FMR in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Fund and, with respect to each additional Subject Fund, until two years following the date on which such Fund becomes a Subject Fund hereunder, and shall continue in full force and effect thereafter with respect to each Subject Fund only so long as such continuance with respect to any such Fund is specifically approved at least annually (i) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (ii) in either event by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

          (b) Termination. This Agreement may be terminated with respect to any Subject Fund at any time, without payment of any penalty, by the Trust pursuant to a vote of the Trustees of the Trust or a vote of a majority of the outstanding shares of such Fund, which termination shall be effective immediately upon delivery of written notice thereof to FMR and JHLICO. This Agreement may be terminated by FMR on at least sixty days' prior written notice to the Trust and JHLICO, and may be terminated by JHLICO on at least sixty days' prior written notice to the Trust and FMR.

          (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment or if the Investment Management Agreement is terminated.

9. SERVICES NOT EXCLUSIVE; USE OF FMR'S NAME AND LOGO.

          The services of FMR to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of FMR and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

          The parties agree that the name of FMR, the names of any affiliates of FMR and any derivative, logo, trademark, service mark or trade name are the valuable property of FMR and its affiliates. During the term of this Agreement, subject to FMR's prior written consent (which consent shall not be unreasonably withheld), JHLICO and the Trust shall have the non-exclusive and non-transferable right to use FMR's name and logo in all materials relating to the Subject Fund, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Trust or the public. However, prior to printing or distributing of any materials which refer to FMR, JHLICO shall consult with FMR and shall furnish to FMR a copy of such materials. FMR agrees to cooperate with JHLICO and to review such materials promptly. JHLICO shall not print or distribute such materials if FMR reasonably objects in writing, within five (5) business days of its receipt of such copy (or such other time as may be mutually agreed, which would include longer time periods for review of the Subject Fund's prospectus and other parts of the registration statement), to the manner in which its name and logo are to be used.

          Upon termination of this Agreement, JHLICO and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. If JHLICO and the Trust makes any unauthorized use of FMR's names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that FMR shall suffer irreparable harm for which monetary damages are inadequate and thus, FMR shall be entitled to injunctive relief.

10. AVOIDANCE OF INCONSISTENT POSITION.

          In connection with the purchase and sale of portfolio securities of the Subject Fund, FMR and its directors, officers and employees will not act as principal or agent or receive any commission, except that nothing shall prevent FMR's affiliates from receiving commissions consistent with 1940 Act requirements or FMR engaging in actions permitted by the 1940 Act, including but not limited to transactions permitted pursuant to Rule 17a-7 under the 1940 Act. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Fund with those for other accounts managed by FMR or its affiliates, if orders are allocated in a manner deemed equitable by FMR among the accounts and at a price approximately averaged as may be described in FMR's established procedures at the time.

11. AMENDMENT.

          No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Fund until approved specifically by (a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of that Fund, and (b) by vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12. DELEGATION OF DUTIES

          FMR may, at its own expense, delegate any or all of its duties and responsibilities under this Agreement to its wholly-owned subsidiary, FMR Co., Inc., provided that FMR remains responsible to the JHLICO and the Trust for the performance of all of its responsibilities and duties hereunder, and shall have the same liabilities to the JHILICO and/or the Trust for the conduct of FMR Co., Inc., or any of its officers, directors or employees, as if such conduct were FMR's own or that of the FMR's own officers, directors or employees. FMR will compensate FMR Co., Inc. for its services to the Trust and neither the Trust nor JHLICO shall have any liability to FMR Co., Inc. for such compensation. Subject to prior notice to JHLICO, FMR may terminate the services of FMR Co, Inc. for the Subject Fund and shall, at such time, assume the responsibilities of FMR Co., Inc. with respect to the Trust.

13. CONFIDENTIALITY

          (a) Fund Holdings Information. JHLICO acknowledges that the securities holdings of the Subject Fund constitute information of value to FMR, and agrees to use and disclose such information only in accordance with the provisions of the confidentiality letter agreement entered into between the parties as of April 7, 2003 (the "Confidentiality Letter

Agreement").

          (b) Other Confidential Information. All information furnished by one party to the other party (including their respective agents, employees and representatives) hereunder, including approved lists, internal procedures, compliance procedures board materials, business plans, financial statements, projections and information, technical information, sales information, information relating to existing, previous and potential suppliers, customers and contracts, inventions, investments and investment strategies, applications, methodologies and other know-how, and other related documents and materials, which relate to the business, operations and financial condition of the disclosing party, but not including "Fund Holdings Information" which is addressed under the Confidentiality Letter Agreement referred to in Section 13(a) above, shall be treated as confidential and shall not be disclosed to third parties, except (i) if it is otherwise in the public domain (ii) with notice to the other party, as may be necessary to comply with applicable laws, rules, regulations, subpoenas or court orders, (iii) as required by applicable law or regulation; (iv) as required, or reasonably requested with respect to information relating to the Trust, by state or federal regulatory authorities, with notice to the other parties hereto, except that no such notice shall be required in the event JHLICO or the Trust reasonably determines that it is not in the best interest of the Trust to provide such notice to FMR; (v) to the Board, counsel to the Board, counsel to the Trust, the independent accountants and any other agent of the Trust; or (vi) as otherwise agreed to by the parties in writing.

14. LIMITATION OF LIABILITY.

          It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of the Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

15.  NOTICES

          Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

     SUB-INVESTMENT ADVISER:    Fidelity Management & Research Company
                                82 Devonshire Street
                                Boston, MA 02109
                                Attention: General Counsel

     JHLICO:                    John Hancock Life Insurance Company
                                200 Clarendon Street
                                P.O. Box 111
                                Boston, MA 02117
                                Attention: Raymond F. Skiba
                                Fax #: 617-375-4835

     TRUST:                     John Hancock Variable Series Trust I
                                200 Clarendon Street
                                P.O. Box 111
                                Boston, MA 02117
                                Attention: Raymond F. Skiba

                                Fax #:  617-375-4835

16. GOVERNING LAW.

          This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

17. ASSIGNMENT.

          This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of the other parties; provided, however, that any assignment that results in a change of actual control or management of FMR or of the investment manager of the Subject Fund (within the meaning of Rule 2a-6 under the 1940 Act) shall terminate this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

ATTEST:                                           JOHN HANCOCK VARIABLE SERIES
                                                  TRUST I

_________________________                         By:_________________________
                                                  Name:
                                                  Title:

ATTEST:                                           JOHN HANCOCK LIFE
                                                  INSURANCE COMPANY


_________________________                         By:_________________________
                                                  Name:
                                                  Title:

ATTEST:                                           FIDELITY MANAGEMENT & RESEARCH
                                                  COMPANY

_________________________                         By:_________________________
                                                  Name:
                                                  Title:

                                   SCHEDULE I

                                      FEES

For the John Hancock Earnings Growth Fund:

          Current Net Assets Under Management            Sub-Advisory Fee

          On the first $250 million                      45 basis points
                                                         (.45%) per annum

          On the next $500 million                       42 basis points
                                                         (.42%) per annum

          On amounts over $750 million                   38 basis points
                                                         (.38%) per annum

                                   APPENDIX C

           PROPOSAL 1B - FORM OF SUB-SUB-INVESTMENT ADVISORY AGREEMENT

The form of the FMRC Sub-Sub-Investment Advisory Agreement to be voted upon for the Earnings Growth Fund is shown on the following pages C-2 to C-4.

The terms of the Sub-Sub Investment Advisory Agreement are less important to the Earnings Growth Fund than those of the Sub-Investment Advisory Agreement with FMR. Among other reasons, that is because, as noted in Appendix B, the FMR Sub-Investment Advisory Agreement makes FMR responsible for the conduct of FMRC personnel who perform services for the Trust as FMR would be for persons who are solely FMR personnel.

Moreover, the following additional provisions of the Sub-Sub-Investment Advisory Agreement give John Hancock and the Trust additional rights with respect to FMRC that are similar to rights it would have if FMR were performing all of its services directly, pursuant to its Sub-Investment Advisory Agreement with the
Trust:

..    Fidelity has general power and authority to control and direct FMRC in the performances of its services. Under the applicable Investment Management and Sub-Investment Advisory Agreement, moreover, John Hancock and the Board, in turn, have power and authority to direct FMR in such matters.

..    The Sub-Sub Investment Advisory Agreement also gives John Hancock and/or the Board specific power and authority directly to impose investment limitations; to control and direct the investment policies and other actions of the Fund; to request for FMRC reports, information, or analyses; to prescribe other policies for the Trust that FMRC will follow; and to terminate the agreement.

                           SUB-SUB-ADVISORY AGREEMENT
                                     between
                                FMR CO., INC. and
                     FIDELITY MANAGEMENT & RESEARCH COMPANY

     AGREEMENT made this [Insert Date], by and between FMR Co., Inc., a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Sub-Adviser") and Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Adviser").

     WHEREAS the Adviser has entered into an Sub-Investment Management Agreement ("Sub-Advisory Agreement") with John Hancock Life Insurance Company, a Massachusetts Corporation ("Client") and the John Hancock Variable Series Trust I (the "Trust"), pursuant to which the Adviser acts as investment adviser to the portfolios listed on Exhibit A (individually a "Portfolio" and collectively the "Portfolios").

     WHEREAS the Sub-Adviser was formed for the purpose of providing investment management of equity and high income funds and advising generally with respect to equity and high income instruments.

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Adviser and the Sub-Adviser agree as follows:

     1. (a) The Sub-Adviser shall, subject to the supervision of the Adviser, direct the investments of all or such portion of the Portfolios' assets as the Adviser shall designate in accordance with the investment objectives, policies and limitations as provided in the Portfolios' Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolios may impose by notice in writing to the Adviser or Sub-Adviser. The Sub-Adviser shall also furnish for the use of the Portfolios' office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios; and shall pay the salaries and fees of all personnel of the Sub-Adviser performing services for the Portfolios relating to research, statistical and investment activities. The Sub-Adviser is authorized, in its discretion and without prior consultation with the Portfolios or the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolios. The investment policies and all other actions of the Portfolios are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

     (b) The Sub-Adviser shall also furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Fund's Board of Trustees or the Adviser may request from time to time or as the Sub-Adviser may deem to be desirable. The Sub-Adviser shall make recommendations to the Trust's Board of Trustees with respect to Portfolios' policies, and shall carry out such policies as are adopted by the Trustees. The Sub-Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement and which are not otherwise furnished by the Adviser.

     (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolios' accounts with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolios and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or the other accounts over which the Sub-Adviser, Adviser or their affiliates exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolios.

     2. As compensation for the services to be furnished by the Sub-Adviser hereunder, the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 50% of the sub-advisory fee that the Client is obligated to pay the Adviser under the Sub-Advisory Agreement in respect of that portion of the Portfolio's assets managed by the Sub-Adviser during such month. Such fee shall not be reduced to reflect expense reimbursements or fee waivers by the Adviser, if any, in effect from time to time.

     3. It is understood that each Portfolio or Client will pay all its expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Sub-Advisory Agreement.

     4. The Services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Trust.

     5. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the Client, the Trust or to any shareholder of the Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 7 for each Portfolio, this Agreement shall continue in force for two years, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

          (b) This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretive releases of, the Commission.

          (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 7, the terms of any continuance or modification of the Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (d) Either the Adviser, the Sub-Adviser or the Portfolios may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees, or by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically upon the termination of the Sub-Advisory Agreement. This Agreement shall terminate automatically in the event of its assignment.

     7. The Sub-Adviser agrees that any obligations of the Trust or a Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee.

     8. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF.

          The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.


                                          FMR CO., INC.

                                          BY: __________________________________
                                              [Name]
                                              [Title]


                                          FIDELITY MANAGEMENT & RESEARCH COMPANY

                                          BY: __________________________________
                                              [Name]
                                              [Title]

                                   APPENDIX D

                          RECORD DATE AND VOTING SHARES

As of the close of business on July 16, 2003 (the "record date"), there were ____________ shares outstanding of the Earnings Growth Fund.

Each Fund share is entitled to one vote, and fractional votes will be counted.

The number of Fund shares attributable to each owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the Meeting, a policy's cash (or account) value (less any outstanding indebtedness) in the designated subaccount of the applicable Account by the net asset value of one Fund share. The number of Fund shares attributable to each owner of a variable annuity contract is determined by dividing, as of the record date of the Meeting, the value of the Accumulation Shares under a contract (or for each contract under which annuity payments have commenced, the equivalent determined by dividing the contract reserves by the value of one Accumulation Share) in the designated subaccount of the applicable Account by the net asset value of one Fund share.

As a group, the officers and Trustees own less than 1% of the outstanding shares of the Fund.

                             VOTING INSTRUCTION FORM

PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS ON THURSDAY, AUGUST 28, 2003 - 11:30 A.M. EASTERN TIME, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS

EARNINGS GROWTH FUND
JOHN HANCOCK VARIABLE SERIES TRUST I

Special Meeting of Shareholders To Be Held on August 28, 2003

A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:30 a.m. Eastern Time, on Thursday, August 28, 2003. By signing and dating below, you instruct the record holder to, and such record holder will, vote the shares attributable to your variable life insurance or variable annuity contract as marked or, if not marked, to vote "FOR" the proposals on the reverse side of this form, and to use its discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The record owner is hereby instructed to vote the shares of the above named Fund that are attributable to the undersigned's contract at the Special Meeting of Shareholders and at any adjournment thereof.

Date ___________, 2003

PLEASE BE SURE TO SIGN AND DATE THIS PROXY

______________________________                              [Sign in the box]
Signature(s) of Shareholder(s)

NOTE: Signature(s) should agree with the name(s) printed hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

VOTING INSTRUCTION FORM

PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS ON THURSDAY, AUGUST 28, 2003 - 11:30 A.M. EASTERN TIME, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

If this card is executed, but you give no direction, the shares will be voted "FOR" the proposal.

Proposal 1A: To approve, as to the Earnings Growth Fund, a new Sub-Investment Advisory Agreement with Fidelity Management & Research Company ("FMR").

[_] FOR         [_] AGAINST     [_] ABSTAIN

Proposal 1B: To approve, as to the Earnings Growth Fund, a new Sub-Sub-Advisory Agreement among FMR and FMR Co., Inc. ("FMRC"), a wholly-owned subsidiary of FMR.

[_] FOR         [_] AGAINST     [_] ABSTAIN

PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD